                                                                    Exhibit 99.6

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the "MLMH AAR") is dated as of April 1, 2006, by and among Merrill Lynch Mortgage Holdings, Inc., 4 World Financial Center, 10th Floor, New York, New York 10281 (the "Assignor"), Merrill Lynch Mortgage Lending, Inc., having an address at 4 World Financial Center, South Tower, New York, New York 10281 (the "Assignee") and GreenPoint Mortgage Funding, Inc. (the "Servicer").

     WHEREAS, the Servicer, Terwin Advisors, LLC ("Terwin") and the Assignor, as Purchaser entered into that certain Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2003 (as amended and in effect on the date hereof, the "Purchase and Servicing Agreement"); and

     WHEREAS, the Assignor wishes to assign to the Assignee all of its right, title and interest with respect to those certain mortgage loans set out on Exhibit A to the Assignment, Assumption and Recognition Agreement (the "GreenPoint AAR"), dated as of April 1, 2006, among the Assignee, Merrill Lynch Mortgage Investors, Inc. ("MLMI") and the Servicer (the "Mortgage Loans") under the Purchase and Servicing Agreement, with respect to the Mortgage Loans, and Assignee wishes to assume all of Assignor's right, title and interest in and to such Mortgage Loans as provided in the Purchase and Servicing Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Definitions. Defined terms used in this Assignment and not otherwise defined herein shall have the meaning set forth in the Purchase and Servicing Agreement.

     2. Assignment. The Assignor hereby assigns all of its right, title and interest with respect to the Mortgage Loans, under the Purchase and Servicing Agreement, to the Assignee.

     3. Assumption. The Assignee hereby accepts such assignment and assumes all of the rights, title and interest of the Assignor with respect to the Mortgage Loans under the Purchase and Servicing Agreement.

     4. Recognition. From and after the date hereof, the Servicer, as servicer shall recognize the Assignee as the owner of the Mortgage Loans, and the Servicer will service the Mortgage Loans in accordance with the servicing provisions contained in the Purchase and Servicing Agreement for the benefit of the Assignee, and shall look solely to the Assignee for performance of the obligations of Assignor under the Purchase and Servicing Agreement with respect to the Mortgage Loans. From and after the date hereof, the Assignee shall recognize the Servicer as the servicer of the Mortgage Loans, and shall look solely to the Servicer for performance of the obligations of the Servicer under the Purchase and Servicing Agreement with respect to the Mortgage Loans.

     The Servicer is aware and understands that the Assignee will be further assigning its right, title and interest to the Mortgage Loans under the Purchase and Servicing Agreement to MLMI on the date hereof pursuant to the GreenPoint AAR.

     5. Governing Law. This Assignment shall be construed in accordance with the substantive laws of the State of New York (without regard to conflict of laws principles) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent preempted by federal law.

     6. Successors. This Assignment shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Servicer, the Assignor or the Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Servicer, the Assignor or the Assignee, respectively, hereunder.

     7. No Waiver. No term or provision of this Assignment may be waived or modified unless such waiver or modification is in writing and signed by the parties hereto, including the acknowledgment parties.

     8. Survival. This Assignment shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase and Servicing Agreement to the extent of the Mortgage Loans by the Assignor to the Assignee and the termination of the Purchase and Servicing Agreement.

     9. Counterparts. This Assignment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

MERRILL LYNCH MORTGAGE HOLDINGS, INC.
THE ASSIGNOR


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


MERRILL LYNCH MORTGAGE LENDING, INC.,
THE ASSIGNEE


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


GREENPOINT MORTGAGE FUNDING, INC.
THE SERVICER


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------